Exhibit 10(a)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Amendment No. 15 to Registration Statement (Investment Company File No. 811-7885) of Quantitative Master Series Trust (the "Trust") on Form N-1A of our reports on each Series (each a portfolio of the Trust) listed below, appearing in the December 31, 2004 Annual Reports of Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index Funds, Inc., Merrill Lynch Small Cap Index Fund of Merrill Lynch Index Funds, Inc., Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc., and Merrill Lynch International Index Fund of Merrill Lynch Index Funds, Inc., respectively, which are incorporated by reference in Part B of this Registration Statement.

Name                                                          Date of our Report
----                                                          ------------------

Master S&P 500 Index Series                                   February 23, 2005
Master Small Cap Index Series                                 February 23, 2005
Master Aggregate Bond Index Series                            February 23, 2005
Master International Index Series                             February 23, 2005

We also consent to the incorporation by reference in this Registration Statement of our reports on each Series (each a portfolio of the Trust) listed below, appearing in the respective 2004 Certified Shareholder Reports on Form N-CSR, which are also incorporated by reference in Part B of this Registration Statement.

Name                                                         Date of our Report
----                                                         ------------------
Master Mid Cap Index Series                                  February 23, 2005
Master Extended Market Index Series                          February 18, 2005
Master Enhanced S&P 500 Series                               February 25, 2005
Master Enhanced Small Cap Series                             February 25, 2005
Master Enhanced International Series                         February 25, 2005

/s/ Deloitte & Touche LLP.

Princeton, New Jersey
April 25, 2005